CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Nov. 30, 2013	Nov. 30, 2012
CONDENSED CONSOLIDATED BALANCE SHEETS
Common shares, par value (in dollars per share)	$ 0.01	$ 0.01
Common shares, authorized shares	70,000	70,000
Common shares, issued shares	27,563	27,024
Common shares, outstanding shares	27,563	27,024